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                                                                      EXHIBIT 23

                        CONSENT OF INDEPENDENT AUDITORS

     We consent to the incorporation by reference in the Registration Statements (Form S-8 Nos. 333-78453, 333-50877, 333-74515, 333-67114 and 333-50841) and the
Registration Statement (Form S-3 No. 333-5535) and the related Prospectus of our report dated February 18, 2002, with respect to the consolidated financial statements and schedule of aaiPharma Inc. included in the Annual Report (Form 10-K) for the year ended December 31, 2001.

                                          /s/ Ernst & Young LLP

Raleigh, North Carolina
March 7, 2002